Intangible Assets	12 Months Ended
Jan. 31, 2023
Intangible Assets
Intangible Assets

Note 9 - Intangible Assets

	January 31,	January 31,
	2023	2022
Cost
Customer agreements and relationships	268,712	251,402
Existing technology	355,695	326,411
Trade names	9,026	9,038
Non-compete covenants	13,893	12,306
	647,326	599,157
Accumulated amortization
Customer agreements and relationships	151,016	135,380
Existing technology	248,867	218,953
Trade names	7,318	6,677
Non-compete covenants	10,317	8,538
	417,518	369,548
Net	229,808	229,609

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the year ended January 31, 2023 is primarily due to the acquisitions of NetCHB, Foxtrot, XPS and Supply Vision offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $229.8 million over the following periods: $49.4 million for 2024, $46.5 million for 2025, $42.3 million for 2026, $27.7 million for 2027, $20.6 million for 2028 and $43.3 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.